                                                                     EXHIBIT 4.1



                                 AMN HEALTHCARE
NUMBER                               SERVICES, INC.
AMN                                                                      SHARES
COMMON STOCK                                                        COMMON STOCK

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP
                                                             001744 10 1

              Incorporated Under the Laws of the State of Delaware

THIS CERTIFIES THAT
IS THE RECORD HOLDER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

A.M.N. Healthcare Services, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

DATED:

                 [AMN HEALTHCARE SERVICES, INC. CORPORATE SEAL]


/s/Steven C. Francis                       /s/Susan B. Nowakowski
PRESIDENT AND CHIEF EXECUTIVE OFFICER      SECRETARY AND CHIEF OPERATING OFFICER

Countersigned and Registered:                      Transfer Agent and Registrar,
AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK, NY)


                                                   By:

                                                       Authorized Signature

                         AMN HEALTHCARE SERVICES, INC.

     This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and / or rights. Any such requests may be addressed to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
IT TEN - as joint tenants with right of survivorship and not as tenants in common

                              UNIF GIFT MIN ACT - __________ Custodian _________
                                                    (Cust)              (Minor)
                                                  under Uniform Gifts to Minors
                                                  Act __________________________
                                                               (State)

                     UNIF TRP MIN ACT - __________ Custodian (until age _______)
                                          (Cust)
                                        ________________ under Uniform Transfers
                                          (Minor)
                                        to Minors Act __________________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
[                                    ]

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________

________________________ Attorney to transfer the sold Stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________        X ______________________________________

                                        X ______________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.